UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): August 3, 2020

XEROX HOLDINGS CORPORATION
XEROX CORPORATION
(Exact name of registrant as specified in its charter)

New York	001-39013	83-3933743
New York	001-04471	16-0468020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
201 Merritt 7
Norwalk, Connecticut
06851-1056
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (203) 968-3000
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Xerox Holdings Corporation Common Stock, $1 par value	XRX	New York Stock Exchange
Securities registered pursuant to Section 12(g) of the Act:
None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.
On July 31, 2020, Xerox Corporation (the “Xerox Corp.”) and its parent company, Xerox Holdings Corporation (the “Company”), entered into Amendment No. 3 to Credit Agreement (the “Amendment”) with Citibank, N.A., as administrative agent (the “Administrative Agent”), and the lenders party thereto. The Amendment amended the Amended and Restated Credit Agreement, dated as of August 9, 2017 (the “Credit Agreement”), by and among Xerox Corp., the lenders party thereto from time to time, the Administrative Agent and other parties named therein. Among other things, the Amendment, which became effective on July 31, 2020, modified the financial covenants in the Credit Agreement to require that, during a specified covenant modification period (which begins on the effective date of the Amendment and ends on the earlier of (1) December 31, 2021 and (2) the date on which Xerox Corp. delivers a written notice to the Administrative Agent electing to end such period (the “Financial Covenant Modification Period”), Xerox Corp. must maintain unrestricted cash (as defined in the Amendment) in an amount not less than $1.0 billion. Further, the Amendment relaxed the financial maintenance leverage covenant in the Credit Agreement by requiring that, during the Financial Covenant Modification Period, Xerox Corp. maintain a ratio of net debt for borrowed money to consolidated EBITDA of not greater than 4.25:1.00 (with a cap on cash netting of $1.75 billion), in lieu of the 4.25:1.00 total debt for borrowed money to consolidated EBITDA ratio requirement applicable prior to the Amendment.
The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the underlying agreement, which is filed as Exhibit
4
.1 to this Current Report on Form
8-K
and incorporated herein by reference.

Item 8.01.	Other Events.
On August 3, 2020, the Company issued a press release announcing the commencement of a senior notes offering. The press release is attached as Exhibit 99.1 to this Current Report on Form
8-K
and filed pursuant to and in accordance with Rule 135c under the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

4.1	Amendment No. 3 to Credit Agreement, dated as of July 31, 2020, among Xerox Corporation, Xerox Holdings Corporation, certain Lenders signatory thereto, and Citibank, N.A., as administrative agent.

99.1	Press release dated August 3, 2020 announcing the senior notes offering

104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signatures for each undersigned shall be deemed to relate only to matters having reference to such company and its subsidiaries.

Date: August 3, 2020	XEROX HOLDINGS CORPORATION

	By:	/s/ Douglas H. Marshall
	Name:	Douglas H. Marshall
	Title:	Secretary

Date: August 3, 2020	XEROX CORPORATION

	By:	/s/ Douglas H. Marshall
	Name:	Douglas H. Marshall
	Title:	Secretary